Dear Pax World Fund Shareholder:

     The year 1998 was another excellent one for Pax World Fund and its loyal family of shareholders. The Fund achieved a total return of 24.62%, and in December, the net asset value rose to an all-time high of $21.73.

     Pax World Fund enjoyed consistently high rankings in 1998, including being the top-performing balanced fund among the 394 funds tracked by Lipper Analytical Services for the one-year period ending October 8, 1998. The Fund was often among the top ten funds on the WALL STREET JOURNAL'S Balanced Fund Scorecard, made many magazines' "best funds" lists, and was ranked as the #1 balanced fund through September 30, 1998 by U.S. NEWS AND WORLD REPORT.

     Co-managers Chris Brown and Bob Colin deserve much credit for their sound strategy during a year of volatile stock prices. And on the fixed income side of the portfolio, their ability to maintain a stable dividend level in spite of steadily falling interest rates was equally impressive, if less publicly visible. For further insight into their efforts, please read the Questions and Answers discussion on page 3.

     The stock market has experienced unprecedented growth over the past four years and it will be a challenge to sustain that performance again in 1999. Although the economic problems of Latin America and Southeast Asia are likely to affect certain sectors of the U.S. economy, we expect that our Gross Domestic Product (GDP) will be up in 1999, as will corporate profits. Hence, we are cautiously optimistic for the year ahead.

     Once again, your Fund's excellent financial results were achieved while adhering to the social screens that have been the cornerstone of the Fund since its inception. You can be justifiably proud of the fact that Pax World Fund has again demonstrated that social responsibility and investment performance are not mutually exclusive goals.

     We encourage as many shareholders as possible to attend the annual meeting at the State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, on Thursday, June 10, 1999.

     Sincerely,




     Laurence A. Shadek                                       Thomas W. Grant
     Chairman                                                 President


     February 12, 1999

                              QUESTIONS AND ANSWERS
         ROBERT P. COLIN AND CHRISTOPHER H. BROWN, PORTFOLIO CO-MANAGERS

Q. What were the most important factors that influenced the investment performance of Pax World Fund during 1998?
A. Pax World Fund out-performed most other balanced (bond/stock) funds last year for the following reasons:
     1. During the first quarter of 1998 when the general market rose 13.5%, we elected to raise the Fund's cash and equivalent position from 24% at year-end 1997 to 32.5% at the end of the first quarter of 1998. The sharp drop in share prices during August-September -- 22% from peak to trough -- presented an opportunity to re-deploy those funds back into common equities at what proved to be attractive prices.
     2. The Fund's two largest investment sectors -- telecommunications and health care -- out-performed most other sectors and the market as a whole. Moreover, we had added to several positions within these two sectors during the period of market weakness.
     3. Technology, in which Pax World Fund traditionally had only a nominal exposure, was increased from 2.4% at year-end 1997 to 7.4% by year-end 1998. This decision contributed measurably to the performance of the Fund, particularly during the final quarter of the year.

Q. In carrying out the strategies described above, please give us some examples of stocks bought and sold during 1998.
A. Indicative of the rather dramatic changes in strategies which occurred against a backdrop of extreme market volatility during 1998, a total of 11 stocks were sold while 15 new positions were established. All of the Fund's holdings in the food industry, as well as some retail issues, were sold during the first quarter of the year. Some of those decisions were predicated on high valuations while others reflected social concerns. Among the new purchases by the Fund were: Amgen - biotech pharmaceuticals; Compaq
    - personal computers (PCs); EMC - computer storage systems; Guidant - medical devices; MediaOne - cable TV; and Sony consumer electronics.

Q.  How did Pax World perform in 1998?
A. The Net Asset Value (NAV) of the Fund set new records during 1998 and closed the year at $21.64 per share versus an NAV of $18.52 per share at year-end 1997. Following are some Total Return (interest and dividend income plus capital appreciation) comparisons:

                              TOTAL RETURN FOR 1998
         Pax World Fund..........................................24.62%
         Lipper Balanced Fund Index .............................15.09%
         Dow Jones Industrial Average............................18.13%


(PIE CHART)
SECURITY DIVERSIFICATION, 12/31/98
Government Agency Bonds 25%
Telecommunications 16%
Health Care 13%
Technology 7%
Energy 11%
Money Markets 10%
Consumer 13%
Financial 3%
Corporate Bonds 1%

(PIE CHART)
ASSET ALLOCATION, 12/31/98
Common Stocks 63%
Bonds 26%
Cash and Equivalents 11%

(CHART)
TEN YEAR ANNUAL TOTAL RETURN
HISTORICAL
               PAX WORLD FUND, INC.  LIPPER BALANCED FUND INDEX
1988                $10,000                  $10,000
1989                $12,492                  $12,145
1990                $13,537                  $12,076
1991                $15,617                  $14,692
1992                $15,680                  $15,404
1993                $15,575                  $16,571
1994                $15,840                  $16,351
1995                $18,759                  $18,810
1996                $19,795                  $20,111
1997                $22,307                  $22,116
1998                $24,769                  $23,625

*PAX WORLD FUND, INC.
24.62%     1 YR. TOTAL RETURN
17.94%     5 YR. AVG. TOTAL RETURN
14.24%     10 YR. AVG. TOTAL RETURN

LIPPER BALANCED FUND INDEX
15.09%     1 YR. TOTAL RETURN
13.87%     5 YR. AVG. TOTAL RETURN
13.32%     10 YR. AVG. TOTAL RETURN

*The cumulative total return (compounding reinvested dividends and capital gains) of Pax World Fund over the past ten years was 278.67%. A $10,000 investment would have grown to $37,867.

     The line graph on the above chart for Pax World Fund was adjusted to exclude the result of cumulatively compounding earnings from dividends and capital gains. The Lipper Balanced Fund Index also excludes compounding.

     Total return figures represent past performance, which is no guarantee of future results.

PORTFOLIO HIGHLIGHTS

TEN LARGEST STOCK HOLDINGS, 12/31/98
                                         PERCENT OF
COMPANY                                  NET ASSETS
AirTouch Communications Inc...................6.0%
Gap Inc.......................................5.0%
SBC Communications Inc. ......................4.5%
Amgen Inc.....................................3.7%
Merck & Co. Inc. .............................3.5%
Enron Corp. ..................................3.4%
Pitney Bowes Inc. ............................2.8%
Bay State Gas Co. ............................2.6%
Peoples Energy Corp...........................2.6%
KeySpan Energy Corp...........................2.2%
TOTAL                                        36.3%


KEY STATISTICS, 12/31/98

Change in NAV ($18.52 to $21.64).............$3.12

Distributions to Shareholders
(per share).................................$1.348

12 Month Total Return.......................24.62%

Net Increase in Net Assets Resulting
From Operations.....................$161.7 million

Total Net Assets....................$837.8 million

ANNUAL MEETING OF SHAREHOLDERS

     An Annual Meeting of the Shareholders of the Fund was held at 10:45 a.m. on Thursday, June 11, 1998 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

     (A) to elect a Board of eight Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

C. Lloyd Bailey
   For:                       19,176,371.227
   Against:                      420,611.266
   Abstain:                       23,714.000
   Broker Non-Votes:                   0.000

Carl H. Doerge, Jr.
   For:                       19,303,706.493
   Against:                      293,276.000
   Abstain:                       23,714.000
   Broker Non-Votes:                   0.000

Thomas W. Grant
   For:                       19,272,693.372
   Against:                      324,289.121
   Abstain:                       23,714.000
   Broker Non-Votes:                   0.000

Joy L. Liechty
   For:                       19,339,412.683
   Against:                      257,569.810
   Abstain:                       23,714.000
   Broker Non-Votes:                   0.000

Laurence A. Shadek
   For:                       19,274,339.921
   Against:                      322,642.572
   Abstain:                       23,714.000
   Broker Non-Votes:                   0.000

Sanford C. Sherman
   For:                       19,334,685.614
   Against:                      262,296.879
   Abstain:                       23,714.000
   Broker Non-Votes:                   0.000

Nancy S. Taylor
   For:                       19,338,101.310
   Against:                      258,881.183
   Abstain:                       23,714.000
   Broker Non-Votes:                   0.000

Esther J. Walls
   For:                       19,301,566.675
   Against:                      295,415.818
   Abstain:                       23,714.000
   Broker Non-Votes:                   0.000

(constituting all of the members of the Board of Directors of the Fund);

     (B) to ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 1998:

                    For:                          18,926,373.167
                    Against:                         134,423.458
                    Abstain:                         559,899.868
                    Broker Non-Votes:                      0.000

     (C) to amend the By-Laws of the Fund and to approve of certain changes to the Fund's fundamental investment policies so as to permit the Fund to invest in the Pax World Money Market Fund, Inc.:

                    For:                          16,986,442.666
                    Against:                         492,850.008
                    Abstain:                         610,621.819
                    Broker Non-Votes:              1,530,782.000

     (D) to transact such other business as may properly come before such annual meeting or any adjournment thereof:

                    For:                          17,827,671.573
                    Against:                         474,351.137
                    Abstain:                       1,318,673.783
                    Broker Non-Votes:                      0.000

                          PAX WORLD FUND, INCORPORATED
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                              NUMBER OF                        PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                              SHARES          VALUE           NET ASSETS

                  COMMON STOCKS
CONSUMER
   Champion Enterprises, Inc.........................          408,200      $ 11,174,475
   Gap, Inc..........................................          750,000        42,187,500
   Masco Corp........................................          200,000         5,750,000
   MediaOne Group, Inc...............................          175,000         8,225,000
   OfficeMax, Inc....................................          250,000         3,062,500
   Sony Corp. ADR....................................           50,000         3,587,500
   Starbucks Corp....................................          210,000        11,786,250
   Tribune Co........................................          200,000        13,200,000
   Wendy's International, Inc........................          350,000         7,634,375
                                                                            ------------
                                                                             106,607,600            12.7%
                                                                            ------------

ENERGY
   Bay State Gas Co..................................          553,800        22,048,162
   Enron Corp........................................          500,000        28,531,250
   KeySpan Energy Corp...............................          587,600        18,215,600
   Peoples Energy Corp...............................          551,900        22,007,013
                                                                            ------------
                                                                              90,802,025            10.8
                                                                            ------------

FINANCIAL
   MBIA, Inc.........................................           75,000         4,917,187
   SLM Holding Corp..................................          200,000         9,600,000
   Unum Corp.........................................          135,000         7,880,625
                                                                            ------------
                                                                              22,397,812             2.7
                                                                            ------------

HEALTH CARE
   Amgen, Inc........................................          300,000        31,368,750
   Baxter International Inc..........................          120,000         7,717,500
   Bristol-Myers Squibb Co...........................          125,000        16,726,563
   Guidant Corp......................................          100,000        11,025,000
   Johnson & Johnson.................................          100,000         8,387,500
   Medtronic, Inc....................................          100,000         7,425,000
   Merck & Co., Inc..................................          200,000        29,537,500
                                                                            ------------
                                                                             112,187,813            13.4
                                                                            ------------

TECHNOLOGY
   Compaq Computer Corp..............................          300,000        12,581,250
   Computer Associate International, Inc.............          150,000         6,393,750
   EMC Corp. (Mass.).................................          125,000        10,625,000
   Fiserv, Inc.......................................          175,000         9,001,563
   Pitney Bowes, Inc.................................          350,000        23,121,875
                                                                            ------------
                                                                              61,723,438             7.4
                                                                            ------------


PAX WORLD FUND, INCORPORATED
SCHEDULE OF INVESTMENTS, CONTINUED

                                                              NUMBER OF                        PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                              SHARES          VALUE           NET ASSETS

         COMMON STOCKS, CONTINUED
TELECOMMUNICATIONS
   AirTouch Communications, Inc......................           700,000    $  50,487,500
   BellSouth Corp....................................           350,000       17,456,250
   Loral Space Communications........................           500,000        8,906,250
   MCI Worldcom, Inc.................................           100,000        7,175,000
   SBC Communications, Inc...........................           702,720       37,683,360
   U.S. West, Inc. - Communications Group............           200,000       12,925,000
                                                                           -------------
                                                                             134,633,360            16.1%
                                                                           -------------          ------

      TOTAL COMMON STOCKS............................                        528,352,048            63.1
                                                                           -------------          ------

                                                             PRINCIPAL
                                                              AMOUNT
            GOVERNMENT AGENCY BONDS

Federal Farm Credit Bank
   5.000%, due October 2, 2003.......................       $10,000,000        9,931,200

Federal Home Loan Bank System
   5.025%, due February 23, 1999.....................         9,000,000        8,998,560
   5.880%, due March 19, 1999........................        13,000,000       13,020,280
   5.660%, due January 12, 2000......................         5,000,000        5,002,350
   5.630%, due January 29, 2001......................        10,000,000        9,990,600
   5.025%, due November 5, 2002......................        10,000,000        9,859,400
   5.905%, due December 23, 2002.....................        14,000,000       14,369,740
   5.590%, due October 6, 2003.......................        12,000,000       11,896,920
   5.250%, due October 27, 2003......................        10,000,000        9,859,330

Federal Home Loan Mortgage Corp.
   6.110%, due June 18, 2003.........................        10,000,000        9,995,300

Federal National Mortgage Association
   6.110%, due September 20, 2000....................        12,000,000       12,219,360
   6.080%, due September 25, 2000....................         5,000,000        5,089,050
   5.820%, due December 5, 2000......................        15,000,000       15,227,400
   5.370%, due February 7, 2001......................        20,000,000       20,153,200
   5.410%, due February 13, 2001.....................        10,000,000       10,084,400
   5.360%, due February 16, 2001.....................        10,000,000       10,075,000


PAX WORLD FUND, INCORPORATED
SCHEDULE OF INVESTMENTS, CONTINUED

                                                             PRINCIPAL                         PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                              AMOUNT          VALUE           NET ASSETS

GOVERNMENT AGENCY BONDS, CONTINUED

Federal National Mortgage Association,
CONTINUED
   6.000%, due April 30, 2001........................      $  9,000,000   $    9,016,830
   6.710%, due July 24, 2001.........................         7,000,000        7,276,710
   5.430%, due November 3, 2003......................        10,000,000        9,881,200
   5.375%, due November 17, 2003.....................         8,000,000        7,952,480
                                                                          --------------

      TOTAL GOVERNMENT AGENCY BONDS..................                        209,899,310
                                                                          --------------

            CORPORATE BONDS

American General Finance Corp.
   5.750%, due November 1, 2003......................         2,500,000        2,506,872
Sears Roebuck Acceptance Corp.
   6.000%, due March 20, 2003........................         2,500,000        2,527,365
                                                                          --------------

      TOTAL CORPORATE BONDS..........................                          5,034,237
                                                                          --------------

      TOTAL BONDS....................................                        214,933,547             25.6%
                                                                          --------------           ------

                                                             NUMBER
              MONEY MARKET SHARES                           OF SHARES

Pax World Money Market Fund..........................        87,285,202       87,285,202             10.4
                                                                           -------------           ------

      TOTAL INVESTMENTS..............................                        830,570,797             99.1

Cash and receivables, less liabilities...............                          7,201,727               .9
                                                                           -------------           ------

      NET ASSETS.....................................                       $837,772,524            100.0%
                                                                           -------------           ------

SEE NOTES TO FINANCIAL STATEMENTS.


                                PAX WORLD FUND, INCORPORATED
                             STATEMENT OF ASSETS AND LIABILITIES
                                      December 31, 1998


                                           ASSETS

Investments, at value - note A
   Common stocks (cost - $279,762,818) .....................................   $528,352,048
   Bonds (amortized cost - $213,710,177) ...................................    214,933,547
   Pax World Money Market Fund (cost - $87,285,202) ........................     87,285,202
                                                                               ------------
                                                                                830,570,797

Cash .......................................................................      5,710,304

Receivables
   Capital stock sold ......................................................        864,735
   Dividends and interest ..................................................      3,709,990
                                                                               ------------

      Total assets .........................................................    840,855,826
                                                                               ------------

                                         LIABILITIES

Payables
   Investment securities purchased .........................................      1,159,375
   Capital stock reacquired ................................................      1,304,600
Accrued expenses
   Investment advisory fee - note B ........................................        339,313
   Transfer agent fee ......................................................        115,000
   Other accrued expenses ..................................................        165,014
                                                                               ------------

      Total liabilities ....................................................      3,083,302
                                                                               ------------

         Net assets (equivalent to $21.64 per share based on 38,712,054
          shares of capital stock outstanding) - note E ....................   $837,772,524
                                                                               ------------

         Net asset value, offering price and redemption price per share
          ($837,772,524 / 38,712,054 shares outstanding) ...................   $      21.64
                                                                               ------------

SEE NOTES TO FINANCIAL STATEMENTS.


                          PAX WORLD FUND, INCORPORATED
                             STATEMENT OF OPERATIONS
                          Year Ended December 31, 1998

Investment income
   Income - note A
      Dividends
         Pax World Money Market Fund......................         $1,629,146
         Other investments................................          6,195,418    $   7,824,564
                                                                   ----------
      Interest ...........................................                          15,229,468
                                                                                 -------------

            Total income..................................                          23,054,032

   Expenses
      Investment advisory fee - note B....................          3,599,066
      Distribution expenses - note D......................          1,390,243
      Transfer agent fee..................................            799,510
      State taxes.........................................            324,111
      Custodian fees - note F.............................            186,875
      Printing and mailing................................            173,867
      Legal fees and related expenses - note B............             95,062
      Registration fees...................................             66,298
      Other...............................................             49,033
      Directors' fees and expenses - note B ..............             41,822
      Audit fees..........................................             35,904
                                                                   ----------

         Total expenses...................................          6,761,791

         Less: Fees paid indirectly - note F..............            181,574
                                                                   ----------

                 Net expenses.............................                           6,580,217
                                                                                 -------------

         Investment income, net...........................                          16,473,815
                                                                                 -------------

Realized and unrealized gain on investments - note C
   Net realized gain on investments.......................                          32,342,171
   Change in unrealized appreciation of investments
    for the year..........................................                         112,901,738
                                                                                 -------------

         Net gain on investments..........................                         145,243,909
                                                                                 -------------

         Net increase in net assets resulting from
          operations......................................                       $ 161,717,724
                                                                                 -------------

SEE NOTES TO FINANCIAL STATEMENTS.


                                PAX WORLD FUND, INCORPORATED
                             STATEMENT OF CHANGES IN NET ASSETS

                                                                     Years Ended
                                                                     December 31
                                                            ------------------------------
                                                                1998              1997
                                                            -------------    -------------
Increase in net assets
   Operations
      Investment income - net ...........................   $  16,473,815    $  15,102,768
      Net realized gain on investments ..................      32,342,171       50,894,781
      Change in unrealized appreciation of investments ..     112,901,738       61,297,526
                                                            -------------    -------------
         Net increase in net assets resulting from
          operations ....................................     161,717,724      127,295,075
   Net equalization credits .............................         275,435           54,638
   Distributions to shareholders from
      Investment income - net ($.468 and $.503 per share,
        respectively) - note A ..........................     (16,751,495)     (15,480,324)
      Net realized gain on investments ($.880 and $1.650
        per share, respectively) - note A ...............     (32,342,583)     (50,894,724)
   Capital share transactions - note E ..................      95,872,040       54,593,793
                                                            -------------    -------------
         Net increase in net assets .....................     208,771,121      115,568,458

Net assets
   Beginning of year ....................................     629,001,403      513,432,945
                                                            -------------    -------------

   End of year (including undistributed investment
      income - net of $6,969 and $9,214, respectively) ..   $ 837,772,524    $ 629,001,403
                                                            -------------    -------------

SEE NOTES TO FINANCIAL STATEMENTS.

                          PAX WORLD FUND, INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1998


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     Pax World Fund, Incorporated ("Fund") is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's policy is to invest in securities of companies producing goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products. Its investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

VALUATION OF INVESTMENTS

     Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively. Shares in money market funds are valued at $1 per share.

INVESTMENT TRANSACTIONS

     Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses are determined on the identified cost basis, which is also used for Federal income tax purposes.

INVESTMENT INCOME

     Dividend  income is recorded on the  ex-dividend  date.  Interest income is
recorded  on  the  accrual   basis  and  includes   accretion  of  discount  and
amortization of premiums.

     Commencing January 1, 1997, the Fund amortizes purchase price premium and accretes discount on bonds over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the first call date. Net discount accretion (premium amortization) for 1998 and 1997 was $219,398 and ($765,743), respectively. The amount for 1997 is net of the one-time charge for net premium amortization through January 1, 1997 on bonds held on that date. Reference is made to note G.

FEDERAL INCOME TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

PAX WORLD FUND, INCORPORATED
NOTES TO FINANCIAL STATEMENTS,  continued


EQUALIZATION

     The Fund uses the accounting practice known as "equalization" by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

     Equalization is a permanent book/tax difference that causes a difference between investment income and distributions.

DISTRIBUTIONS TO SHAREHOLDERS

     All distributions to shareholders are recorded by the Fund on the ex-dividend dates.

ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Advisory Agreement ("Agreement") between the Fund and Pax World Management Corp. ("Adviser"), the Adviser furnishes investment advisory services in connection with the management of the Fund. Under the Agreement, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. The Agreement provides for payment by the Fund to the Adviser of an annual investment advisory fee of 3/4 of 1% of its average daily net assets on the first $25,000,000 and 1/2 of 1% of its average daily net assets in excess of that amount. Two officers, who are also directors of the Fund, are also officers and directors of the Adviser. Two other officers of the Fund, who are not directors of the Fund, are also officers of the Adviser. The Agreement provides for an expense reimbursement from the Adviser if the Fund's total expenses, exclusive of interest, brokerage commissions or fees, and taxes, but including the investment advisory fee, exceeds 1-1/2% of the average daily net asset value of the Fund for any full fiscal year. No expense reimbursement was required for either 1998 or 1997.

     All Directors are paid by the Fund for attendance at directors' meetings.

     During 1998, the Fund incurred legal fees and related expenses of $95,062 with Bresler Goodman & Unterman, LLP, general counsel for the Fund. Mr. Lee Unterman, a partner with that firm, is Secretary of the Fund.

PAX WORLD FUND, INCORPORATED
NOTES TO FINANCIAL STATEMENTS, continued


     All of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in a brokerage firm which the Fund utilizes to execute security transactions. Brokerage commissions paid to this firm during 1998 and 1997 totaled $140,863 and $132,372, respectively, (27.8% and 36.3%, respectively of total 1998 and 1997 commissions).

     At the June 11, 1998 Annual Meeting, the shareholders approved changes to the Fund's investment policies to permit the Fund to invest in the Pax World Money Market Fund, which is also managed by the Adviser.


NOTE C - INVESTMENTS

     Purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government agency bonds, aggregated $155,368,899 and $101,313,490, respectively, for 1998. Purchases and proceeds from sales and maturities of U.S. Government agency bonds aggregated $120,062,159 and $64,900,000, respectively, for 1998.

     Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain for 1998 would have been approximately the same.

     For Federal income tax purposes, the identified cost of investments owned at December 31, 1998 was $580,758,197. Gross unrealized appreciation and depreciation of investments aggregated $251,955,848 and $2,143,248, respectively, at December 31, 1998, resulting in net unrealized appreciation of $249,812,600.


NOTE D - DISTRIBUTION EXPENSES

     The Fund maintains a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The plan provides that the Fund may incur distribution expenses to finance activity which is primarily intended to result in the sale of Fund shares. These expenses include (but are not limited to) advertising expenses, the cost of printing and mailing prospectuses to potential investors, commissions and account servicing fees paid to, or on account of, broker-dealers or certain financial institutions which have entered into agreements with the Fund, compensation to and expenses incurred by officers, directors and/or employees of the Fund for their distributional services and indirect and overhead costs associated with the sale of Fund shares (including, but not limited to, travel and telephone expenses). The Plan provides that (i) up to twenty-five one hundredths of one percent (.25%) of the average daily net assets of the Fund per annum may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25%) may not exceed thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund per annum. The Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If the Plan is terminated, the payment of fees to third parties would be discontinued at that time.

PAX WORLD FUND, INCORPORATED
NOTES TO FINANCIAL STATEMENTS,  continued


NOTE E - CAPITAL AND RELATED TRANSACTIONS

     Transactions in capital stock were as follows:

                                        Year Ended                      Year Ended
                                     December 31, 1998               December 31, 1997
                             ------------------------------    ------------------------------
                                 Shares          Dollars          Shares           Dollars
                             -------------    -------------    -------------    -------------
Shares sold ..............       9,126,274    $ 182,396,781        2,794,352    $  50,868,833
Shares issued in reinvest-
  ment of distributions ..       2,232,027       45,625,923        3,363,399       61,541,465
                             -------------    -------------    -------------    -------------
                                11,358,301      228,022,704        6,157,751      112,410,298

Shares redeemed ..........      (6,617,044)    (132,150,664)      (3,195,360)     (57,816,505)
                             -------------    -------------    -------------    -------------
Net increase .............       4,741,257    $  95,872,040        2,962,391    $  54,593,793
                             -------------    -------------    -------------    -------------

     The components of net assets at December 31, 1998, are as follows:

       Paid-in capital (75,000,000 shares of $1 par value authorized)  $ 595,873,084

       Undistributed investment income ..............................          6,969
       Excess distribution of capital gains .........................         (1,958)
       Accumulated prior years' net realized losses on investments ..     (7,918,171)
       Net unrealized appreciation of investments ...................    249,812,600
                                                                       -------------


            Net assets ..............................................  $ 837,772,524
                                                                       -------------

NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

     State Street Bank and Trust Company is the custodian bank for the Fund's assets. The custodian fees charged by the bank are reduced, pursuant to an expense offset arrangement, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Fund did not have such an offset arrangement, it could have invested the amount of the offset in an income-producing asset.


NOTE G - ACCOUNTING CHANGE

     Effective January 1, 1997, the Fund adopted the policy of accreting bond purchase price discounts and amortizing bond purchase price premiums over the remaining lives of the respective bonds (or to the first call date for callable bonds). The effect of the change is to reflect the amortization as an adjustment to interest income. Previously, discounts and premiums were recognized as part of the net realized gain or loss when the bonds matured or were sold. This change has no net effect on net assets or on the net increase in net assets resulting from operations.

PAX WORLD FUND, INCORPORATED
NOTES TO FINANCIAL STATEMENTS,  continued

     Upon adopting the new policy, the Fund recognized the cumulative accretion of discounts and amortization of premiums on the bonds held at January 1, 1997. This resulted in a one-time charge for net premium amortization through January 1, 1997 on bonds held on that date and a net reduction of approximately $1,040,000 in interest income (and investment income, net) for 1997 (approxi mately $.03 per share). Correspondingly, there was an identical one-time credit to net gain on investments for the period.


NOTE H - YEAR 2000 (Unaudited)

     State Street Bank and Trust Company (the custodian), PFPC, Inc. (the transfer agent) and the Adviser all currently use a wide variety of computer programs and devices which represent the calendar year portion of dates by their last two digits. These programs and devices are critical to the Fund's operations. Calculations performed with these truncated date fields may not work properly with dates from 2000 and beyond.

     These entities are in the process of executing detailed plans to modify or replace significant applications as necessary to ensure Year 2000 compliance. All necessary systems modifications and testing are expected to be completed by mid-1999. The Fund does not expect to incur any costs relating to the year 2000 conversion.

                              FINANCIAL HIGHLIGHTS

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1.  PER SHARE  COMPONENTS  OF THE NET CHANGE  DURING THE YEAR IN NET ASSET VALUE
    (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                                  Year Ended December 31
                                                                  ----------------------
                                                   1998        1997        1996       1995        1994
                                                 ------------------------------------------------------

Net asset value, beginning of year..........      $18.52      $16.56      $16.33     $13.39      $13.55
                                                 -------      ------      ------     ------      ------

Income from investment operations
   Investment income - net (B)..............        .468        .493        .550        .80         .49
   Realized and unrealized gain (loss)
    on investments - net (B)................       4.008       3.622       1.122       3.07       (.15)
                                                 -------      ------      ------     ------      ------
      Total from investment operations......       4.476       4.115       1.672       3.87         .34
                                                 -------      ------      ------     ------      ------

Less distributions
   Dividends from net investment income..468        .503        .550         .79        .50
   Distributions from realized gains........        .880       1.650        .892        .14           -
   Tax return of capital....................        .008        .002           -          -           -
                                                 -------      ------      ------     ------      ------
      Total distributions...................       1.356       2.155       1.442        .93         .50
                                                 -------      ------      ------     ------      ------

Net asset value, end of year................      $21.64      $18.52      $16.56     $16.33      $13.39
                                                 -------      ------      ------     ------      ------

2. TOTAL RETURN.............................      24.62%      25.12%      10.36%     29.19%       2.65%

3. RATIOS AND SUPPLEMENTAL DATA

   Ratio of total expenses to average net
    assets (A)..............................        .95%        .91%        .89%       .97%        .98%

   Ratio of investment income - net to
    average net assets......................       2.33%       2.67%       3.24%      3.44%       3.66%

   Portfolio turnover rate..................      28.59%      13.88%      34.55%     28.44%      25.45%

   Net assets, end of year ('000s)..........    $837,773    $629,001    $513,433   $476,976    $388,249

   Number of capital shares outstanding,
    end of year ('000s).....................      38,712      33,971      31,008     29,200      29,000

(A) In order to conform to current disclosure requirements, the ratios subsequent to 1994 are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement). The ratio for 1994 was based upon net expenses and is not required to be restated.
(B) As of January 1, 1997, the Fund began accreting bond discounts and amortizing bond premiums and recognized a cumulative adjustment as of that date, which reduced net investment income and increased net realized and unrealized gain on investments for 1997 by approximately $.03 per share.

                          INDEPENDENT AUDITORS' REPORT


Board of Directors and Shareholders
Pax World Fund, Incorporated

     We have audited the statement of assets and liabilities of Pax World Fund, Incorporated, including the schedule of investments, at December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Fund, Incorporated at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


/s/ PANNELL KERR FORSTER, P.C.


January 19, 1999